EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the quarterly report of CNB Corporation on Form 10-Q for the period ending September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof, I, L. Ford Sanders, II, Executive Vice President and Chief Financial Officer of CNB Corporation, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.	The above-listed Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the above-listed Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2010	/s/L. Ford Sanders, II L. Ford Sanders, II Executive Vice President, Treasurer, and Chief Financial Officer